UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2024

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Oceangate, Suite 100,	Long Beach,	California	90802

(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.

On November 13, 2024, Molina Healthcare, Inc. (the "Company") announced that it intends to privately offer (the “Offering”), subject to market and other conditions, $500 million aggregate principal amount of senior notes due 2033 (the “Notes”). The Notes are to be sold only to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain persons outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction where such offer, solicitation or sale is prohibited.

Uses and Definitions of Non-GAAP Financial Measures

The financial data provided to potential investors in connection with the Offering includes non-GAAP financial measures, including EBITDA and Adjusted EBITDA (collectively, the “Non-GAAP Financial Measures”). The Non-GAAP Financial Measures are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the U.S. (“GAAP”). The Company believes that the Non-GAAP Financial Measures are useful supplemental measures to investors in comparing its performance to the performance of other public companies in the healthcare industry.

The Company defines EBITDA as net income adjusted for interest, taxes, depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA adjusted for non-cash stock-based compensation expense, impairment charges, acquisition-related costs and other non-cash or non-recurring charges.

EBITDA and Adjusted EBITDA have important limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:
•	exclude certain tax payments that may represent a reduction in cash available to the Company;
•	do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;
•	do not reflect changes in, or cash requirements for, the Company’s working capital needs;
•	do not reflect the significant interest expense, or the cash requirements, necessary to service interest or principal payments on the Company’s debt;
•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements; and

•	may be calculated differently than other companies in the Company’s industry, limiting their usefulness as comparative measures.

In addition to the foregoing, Adjusted EBITDA adjusts for certain exceptional items that reflect cash payments that were made or received, or will be made or received, in the future.

Because of these limitations, the Non-GAAP Financial Measures should not be considered as measures of discretionary cash available to the Company to invest in the growth of the Company’s business. The Company compensates for these limitations by relying primarily on its GAAP results and using the Non-GAAP Financial Measures only on a supplemental basis.

The following EBITDA and Adjusted EBITDA information was provided to potential investors in connection with the Offering:

	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30,
	2021	2022	2023	2023	2024	2024
	(unaudited)
	(dollars in millions)
Net income	$659	$792	$1,091	$875	$928	$1,144
Adjustments:
Depreciation, and amortization of intangible assets and capitalized software	131	176	171	128	138	181
Interest expense	120	110	109	82	84	111
Income tax expense	216	271	373	300	315	388
EBITDA	$1,126	$1,349	$1,744	$1,385	$1,465	$1,824
Stock-based compensation	72	103	115	88	98	125
Acquisition-related expenses	93	49	7	4	46	49
Non-cash or non-recurring charges(1)	34	-	68	41	16	43
Impairment charges(2)	-	208	-	-	-	-
Adjusted EBITDA	$1,325	$1,709	$1,934	$1,518	$1,625	$2,041

(1)
The year ended December 31, 2021 includes loss on debt repayment, change in premium deficiency reserves, loss on sale of property, and restructuring costs. The year ended December 31, 2022 includes gain on lease termination and disposal of fixed assets. The year ended December 31, 2023, includes a non-recurring credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas risk pool, non-recurring litigation costs and one-time termination benefits. The nine months ended September 30, 2023, include a credit loss on 2022 Marketplace risk adjustment receivables due to the insolvency of an issuer in the Texas risk pool. The nine months ended September 30, 2024 includes non-recurring litigation and one-time termination benefits.

(2)	Attributable to the Company's plan to reduce its leased real estate footprint.

Note: The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that dissemination of the information is required by Regulation FD.

Item 8.01. Other Events.

As disclosed above in Item 7.01, on November 13, 2024, the Company issued a press release announcing the Offering of the Notes. The full text of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued November 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: November 13, 2024	By:	/s/ Jeff D. Barlow
Jeff D. Barlow, Chief Legal Officer and Secretary